NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES
                             CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

                                                                             In thousands of dollars

                                                      THREE MONTHS ENDED         SIX MONTHS ENDED          TWELVE MONTHS ENDED
                                                           JUNE 30,                   JUNE 30,                  JUNE 30,
                                                       2000          1999          2000         1999        2000          1999
                                                  -------------------------   ------------------------   -------------------------
OPERATING REVENUES:
Electric. . . . . . . . . . . . . . . . . . . .   $   778,564   $  747,886    $1,602,236   $1,597,632    $3,252,361   $3,212,325
Gas . . . . . . . . . . . . . . . . . . . . . .       138,949      122,575       384,056      368,850       594,789      571,220
                                                  ------------  -----------   -----------  -----------   -----------  ------------
                                                      917,513      870,461     1,986,292    1,966,482     3,847,150    3,783,545
                                                  ------------  -----------   -----------  -----------   -----------  ------------
OPERATING EXPENSES:
Electricity purchased:
     Independent power producers. . . . . . . .        92,307       93,285       171,176      202,896       307,027      366,461
     Hydro/Fossil power purchase agreements . .        29,291        8,228        57,544        8,228       174,644        8,228
     NYISO. . . . . . . . . . . . . . . . . . .       121,076            -       239,882            -       272,501            -
     Swap payments. . . . . . . . . . . . . . .         9,998       21,447        27,537       43,321        82,392       94,489
     New York Power Authority . . . . . . . . .        32,897       28,717        66,338       54,782       123,915      102,641
     New York Power Pool. . . . . . . . . . . .             -       15,598             -       17,363        28,905       26,764
     Other. . . . . . . . . . . . . . . . . . .           623       16,084         3,605       17,734        39,412      121,123
                                                  ------------  -----------   -----------  -----------   -----------  ------------
                                                      286,192      183,359       566,082      344,324     1,028,796      719,706

Fuel for electric generation. . . . . . . . . .        15,644       47,010        28,974      104,104       114,527      245,698
Gas purchased . . . . . . . . . . . . . . . . .        65,533       51,414       203,965      158,760       311,928      254,289
Other operation and maintenance expenses. . . .       219,856      222,298       437,512      431,902       917,835      904,818
Amortization/accretion of MRA/IPP buyout costs.        93,978       90,948       187,636      181,261       369,749      300,670
Depreciation and amortization . . . . . . . . .        78,212       93,979       156,044      188,671       312,303      368,315
Other taxes . . . . . . . . . . . . . . . . . .        78,245       98,989       155,508      220,712       346,638      439,751
                                                  ------------  -----------   -----------  -----------   -----------  ------------
                                                      837,660      787,997     1,735,721    1,629,734     3,401,776    3,233,247
                                                  ------------  -----------   -----------  -----------   -----------  ------------
OPERATING INCOME. . . . . . . . . . . . . . . .        79,853       82,464       250,571      336,748       445,374      550,298

Other income (deductions) . . . . . . . . . . .           (27)      (4,068)       (7,392)      (7,907)       (5,167)      32,099
                                                  ------------  -----------   -----------  -----------   -----------  ------------
INCOME BEFORE INTEREST CHARGES. . . . . . . . .        79,826       78,396       243,179      328,841       440,207      582,397

Interest charges. . . . . . . . . . . . . . . .       109,565      129,960       220,897      260,235       445,902      525,962
                                                  ------------  -----------   -----------  -----------   -----------  ------------
INCOME (LOSS) BEFORE FEDERAL &
     FOREIGN INCOME TAXES . . . . . . . . . . .       (29,739)     (51,564)       22,282       68,606        (5,695)      56,435

Federal and foreign income taxes. . . . . . . .       (17,962)     (34,651)       13,226       25,663         6,446       13,272
                                                  ------------  -----------   -----------  -----------   -----------  ------------
INCOME (LOSS) BEFORE
  EXTRAORDINARY ITEM. . . . . . . . . . . . . .       (11,777)     (16,913)        9,056       42,943       (12,141)      43,163

Extraordinary item - Loss from the
 extinguishment of debt, net of income taxes. .          (909)     (10,750)         (909)     (10,750)      (13,966)     (10,750)
                                                  ------------  -----------   -----------  -----------   -----------  ------------

NET INCOME (LOSS) . . . . . . . . . . . . . . .       (12,686)     (27,663)        8,147       32,193       (26,107)      32,413

Dividends on preferred stock. . . . . . . . . .         7,904        9,024        15,808       18,048        34,568       36,209
                                                  ------------  -----------  ------------  -----------   -----------  ------------
BALANCE AVAILABLE FOR
 COMMON STOCK . . . . . . . . . . . . . . . . .   $   (20,590)  $  (36,687)  $    (7,661)  $   14,145    $  (60,675)  $   (3,796)
                                                  ============  ===========  ============  ===========   ===========  ===========

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NOTES:

- The above information is not given in connection with any sale or offer to sell or buy any stock or security.
- The Company files periodic reports pursuant to the Securities Exchange Act of 1934. Accordingly, with respect to the financial information set forth above, you are requested to refer to such filings for more detailed information.